Prospectus and Summary
Prospectus Supplement

April 23, 2021

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated April 23, 2021 to the Morgan Stanley Variable Insurance Fund, Inc. Prospectuses and Summary Prospectuses dated April 30, 2020

Growth Portfolio (the "Fund")

Effective at the close of business on May 21, 2021, the Fund will suspend offering Class I and Class II shares of the Fund to new investors. This suspension will restrict adding new insurance companies from a distribution standpoint. The Fund will continue to offer Class I and Class II shares of the Portfolio to existing shareholders (such as separate accounts of insurance companies established to fund variable life insurance and variable annuity contracts that currently hold shares of the Fund in such accounts). In addition, the Adviser, in its discretion, may make certain exceptions to the suspended offering of Class I and Class II shares of the Fund.

The Fund may recommence offering Class I and Class II shares of the Fund to new investors in the future. Any such offerings of the Fund's Class I and Class II shares may be limited in amount and may commence and terminate without any prior notice.

Please retain this supplement for future reference.

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